SUPPLEMENT DATED APRIL 19 , 2017
TO

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS, MASTERS EXTRA II
 AND MASTERS I SHARE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
 DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective May 1, 2017, the names of the following investment options will change:

Former Name	New Name

Universal Institutional Funds, Inc. – Growth Portfolio	Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

Universal Institutional Funds, Inc. – Mid Cap Growth Portfolio	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio

Please retain this supplement with your prospectus for future reference.